Exhibit 10.1

FIRST AMENDMENT, dated as of April 5, 2016 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 20, 2015 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), among DREAMWORKS ANIMATION SKG, INC., a Delaware corporation (“DW Animation”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other parties thereto.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to DW Animation;

WHEREAS, DW Animation has requested that the Required Lenders approve certain amendments to the Loan Documents;

WHEREAS, pursuant to such request, the Required Lenders have consented to amend the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

1.1 Defined Terms; Rules of Construction. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires. The rules of construction set forth in Section 1.2 of the Credit Agreement shall apply herein.

SECTION 2. AMENDMENTS TO LOAN DOCUMENTS.

2.1 Amendment of Section 1.1 (Defined Terms) of the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

(i) “ATV Transaction”: collectively, (i) the sale and issuance of Capital Stock of ATV to Verizon Media LLC representing up to approximately 24.5% of the voting and economic interests therein and (ii) the sale and issuance of additional Capital Stock of ATV to HDS II, Inc. to maintain its ownership percentage of approximately 24.5% of the voting and economic interests therein, in each case, pursuant to the terms of the ATV Unit Purchase Agreement.

(ii) “ATV Unit Purchase Agreement”: the Unit Purchase Agreement dated as of April 5, 2016, by and among ATV, ATV Inc., DW Animation, HDS II, Inc., a Delaware corporation, and Verizon Media LLC, a Delaware limited liability company, as in effect on the First Amendment Effective Date, and any amendments thereto to the extent that such amendments, taken as a whole, are not adverse in any material respect to the interests of the Lenders.

(iii) “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(iv) “Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(v) “EEA Financial Institution”: (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

(vi) “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(vii) “EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(viii) “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

(ix) “First Amendment”: that certain First Amendment to this Agreement, dated as of April 5, 2016, among DW Animation, the Administrative Agent and the Lenders party thereto.

(x) “First Amendment Effective Date”: the date on which the First Amendment became effective in accordance with its terms.

(xi) “Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “ATV Joint Venture Agreement” set forth therein and substituting in lieu thereof the following:

“ATV Joint Venture Agreement”: the Second Amended and Restated Operating Agreement of ATV, by and between ATV Inc., HDS II, Inc., a Delaware corporation, Verizon Media LLC, a Delaware limited liability company, Hearst Communications, Inc., a Delaware corporation, DW Animation and Verizon Communications, Inc., a Delaware corporation, substantially in the form and substance of Exhibit D to the ATV Unit Purchase Agreement (and which will become effective on the date on which the ATV Transaction is consummated), and any amendments thereto to the extent that such amendments, taken as a whole, are not adverse in any material respect to the interests of the Lenders.

(c) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Defaulting Lender” set forth therein and substituting in lieu thereof the following:

“Defaulting Lender”: any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in L/Cs, or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified DW Animation or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding L/Cs under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event or (e) has become the subject of a Bail-In Action.

(d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Excluded Asset Sale” set forth therein and substituting in lieu thereof the following:

“Excluded Asset Sale”: with respect to DW Animation and its Non-Excluded Subsidiaries, (a) any sale or other disposition of assets in the ordinary course of business (it being understood that the issuance or sale of any Capital Stock or Equity Interest of any Excluded Subsidiary shall be deemed not to be in the ordinary course of business (other than the issuance or sale of any such Capital Stock or Equity Interest in connection (and substantially simultaneously) with the consummation of any bona fide joint venture transaction and the concurrent designation of any Subsidiary as an Excluded Subsidiary in compliance with the terms hereof)), (b) any sale or other disposition of rights in films, television series or specials or other media content (or participations therein), (c) any sale or other disposition of accounts receivable, (d) any Headquarters Sale/Leaseback, (e) the ATV Transaction and (f) any other sale or other disposition to DW Animation or any other Non-Excluded Subsidiary.

2.2 Amendment of Section 2.18. The first paragraph immediately following Section 2.18(d) of the Credit Agreement is hereby amended by inserting the words “or a Bail-In Action” immediately after the words “If (i) a Bankruptcy Event”.

2.3 Amendment of Section 4. The following new Section 4.19 is hereby added immediately after Section 4.18 of the Credit Agreement:

4.19 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

2.4 Amendment of Section 7.5. The following new clause (N) is hereby added immediately after clause (M) of the proviso in Section 7.5 of the Credit Agreement:

and (N) (x) the ATV Unit Purchase Agreement and any transactions expressly contemplated by the ATV Unit Purchase Agreement and (y) any unit purchase or similar agreement entered into in connection with the issuance of Equity Interests in any Excluded Subsidiary on terms reasonably satisfactory to the Administrative Agent, and any amendments thereto to the extent that such amendments, taken as a whole, are not adverse in any material respect to the interests of the Lenders.

2.5 Amendment of Section 10. The following new Section 10.20 is hereby added immediately after Section 10.19 of the Credit Agreement:

10.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION 3. MISCELLANEOUS.

3.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:

(a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of DW Animation, each of the Subsidiary Guarantors, the Administrative Agent and the Required Lenders; provided that the amendment contemplated by Section 2.1(c) shall become effective only in the event that the Administrative Agent shall have received this Amendment, executed and delivered by all Lenders as of the First Amendment Effective Date.

(b) Payment of Fees, Expenses. DW Animation shall have paid all fees and expenses as required pursuant to Section 3.7 of this Amendment or otherwise in connection with this Amendment.

(c) Representations and Warranties. The representation and warranty set forth in Section 3.2 of this Amendment shall be true and correct and the Administrative Agent shall have received a certificate dated as of the First Amendment Effective Date signed by a Responsible Officer of DW Animation certifying the same.

(d) No Defaults. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date, after giving effect to this Amendment, and the Administrative Agent shall have received a certificate dated as of the First Amendment Effective Date signed by a Responsible Officer of DW Animation certifying the same.

(e) ATV Transaction. The ATV Unit Purchase Agreement shall have been executed and delivered by the parties thereto (or shall be so executed and delivered substantially simultaneously with the effectiveness of this Amendment).

3.2 Representation and Warranty. DW Animation hereby represents and warrants that, after giving effect to the amendments contained herein, on the First Amendment Effective Date the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of DW Animation that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date after giving effect to this Amendment.

3.5 Acknowledgment of Subsidiary Guarantors. Each Subsidiary Guarantor hereby (x) consents to this Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement or any other Loan Document, as applicable, and its liability for the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim and (y) acknowledges that all of the Liens and security interests created and arising under the Loan Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and the Loan Documents.

3.6 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

3.7 Payment of Fees and Expenses. DW Animation agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

3.8 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.9 Integration. This Amendment and the other Loan Documents represent the agreement of DW Animation, each other Loan Party, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

3.10 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

DREAMWORKS ANIMATION SKG, INC.

By:	/s/ Robert Kelly
Name: Robert Kelly
Title: Assistant Secretary

Signature Page to First Amendment

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO

By:	/s/ Robert Kelly
Name: Robert Kelly
Title: Assistant Secretary

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, the L/C Issuer and as a Lender

By:	/s/ Patrick Minnick
Name: Patrick Minnick
Title: Vice President

Signature Page to First Amendment

BANK OF AMERICA, N.A.

By:	/s/ Matthew Koenig
Name: Matthew Koenig
Title: Senior Vice President

SUNTRUST BANK

By:	/s/ Cynthia W. Burton
Name: Cynthia W. Burton
Title: Director

WELLS FARGO BANK, N.A.

By:	/s/ Gregory Foster
Name: Gregory Foster
Title: Senior Vice President

MUFG UNION BANK, N.A.

By:	/s/ Matthew Rosenberg
Name: Matthew Rosenberg
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Vice President

Signature Page to First Amendment

SCHEDULE I

DREAMWORKS ANIMATION L.L.C.

DREAMWORKS POST-PRODUCTION L.L.C.

PACIFIC DATA IMAGES L.L.C.

PACIFIC DATA IMAGES, INC.

DREAMWORKS INC.

DREAMWORKS ANIMATION HOME ENTERTAINMENT, L.L.C.

DREAMWORKS ANIMATION LIVE THEATRICAL PRODUCTIONS LLC

DREAMWORKS ANIMATION HOME ENTERTAINMENT, INC.

DREAMWORKS ANIMATION INTERNATIONAL SERVICES, INC.

DREAMWORKS ANIMATION ONLINE, INC.

DREAMWORKS ANIMATION TELEVISION, INC.

DREAMWORKS ANIMATION TELEVISION POST-PRODUCTION, INC.

DWA GLENDALE PROPERTIES, LLC

DWA LIVE STAGE DEVELOPMENT, LLC

DWA INTERNATIONAL INVESTMENTS, INC.

DWA INTERNATIONAL TELEVISION PROPERTIES, INC.

BOOMERANG MEDIA HOLDINGS II LLC

BOOMERANG MEDIA HOLDINGS III LLC

ENTERTAINMENT RIGHTS US HOLDINGS, LLC

GTCR/BOOMERANG HOLDINGS/B CORP.

CLASSIC MEDIA HOLDINGS, LLC

CLASSIC MEDIA, LLC

BIG IDEA ENTERTAINMENT, LLC

BIG IDEA.COM, LLC

CLASSIC MEDIA MUSIC, LLC

CLASSIC MEDIA PICTURES, LLC

CLASSIC MEDIA PRODUCTIONS, LLC

GOLD KEY HOME VIDEO, LLC

GOTJ DISTRIBUTION, LLC

LASSIE DISTRIBUTION, LLC

LITTLE LOTTA MUSIC, LLC

CLASSIC FEATURE PRODUCTIONS, LLC

AWESOMENESSTV, INC.

DWA KIDS, LLC

DREAMWORKS ANIMATION LICENSING, LLC

DREAMWORKS ANIMATION PUBLISHING, LLC

DWA NOVA HOLDINGS, INC.

DWA III HOLDINGS, LLC

CENTRAL MOON MUSIC, LLC

DREAMWORKS MCN, LLC

VEGGIETALES TOUR, INC.

MOON SPIN FILMS, INC.